Investments in Unconsolidated Real Estate	12 Months Ended
Dec. 31, 2020
Real Estate [Abstract]
Investments in Unconsolidated Real Estate Entities	Investments in Unconsolidated Real Estate Entities
Our investments in unconsolidated real estate consist of preferred equity investments in development projects, and are summarized as follows:

Development	Location	Units	Commitment Date	Preferred Return		Total Commitment	Amount Funded to Date
Lector85	Ybor City, FL	254	08/15/2019	13%	(1)	$9,900,000	$9,900,000
Vernon Boulevard	Queens, NY	534	07/23/2020	13%	(2)	15,000,000	15,000,000
Riverfront	West Sacramento, CA	285	11/30/2020	16%		15,091,649	2,680,148
Total						$39,991,649	$27,580,148

(1) Will be reduced to 10% annually upon the later to occur of (i) stabilization of the development project or (ii) the one-year anniversary of the receipt of all temporary certificates of occupancy subject to certain financial conditions being satisfied.

(2) Return also includes a profit participation upon a liquidity event, pari passu alongside the preferred equity contribution from the Preferred Co-Investor.
Lector85 Investment

The Lector85 Investment is through a joint venture with Milhaus, LLC ("Milhaus"). Milhaus is using the Lector85 Investment, along with a $34,000,000 construction loan and equity of $9,300,000 to develop Lector85, a multifamily project in Ybor City, FL. The Lector85 Investment was drawn upon in stages as needed throughout the construction of the project.

Subject to one twelve-month extension option, the redemption date is no earlier than two years after the receipt of all temporary certificates of occupancy for the development project (the “Redemption Lockout Date”) but no later than the earlier of (i) the payment in full of the construction loan, if the loan is repaid after the Redemption Lockout Date, or (ii) the construction loan maturity date, if the loan is not refinanced prior to the Redemption Lockout Date. Under those terms the latest redemption date would be August 15, 2024. The investment also has a special preferred return of $200,000 to be paid upon redemption.

Vernon Boulevard Investment

We and a publicly-traded multifamily REIT (the “Preferred Co-Investor”) invested in an entity that is developing a three-building multifamily apartment community in the Astoria neighborhood of Queens, New York (the “Vernon Project”). The Vernon Boulevard Investment is our preferred contribution of $15,000,000. The Preferred Co-Investor contributed $40,000,000. In connection with our investment, we entered a joint venture agreement with the Preferred Co-Investor, an entity owned by a New York-based real estate development, investment and management firm (the “Developer”), and a foreign fund. The Developer contributed approximately $62,000,000 in common equity and is the manager of the joint venture.
Decisions of the members require approval of a majority in interest of the preferred equity holders and a majority in interest of the common holders. The Vernon Boulevard Investment has an expected redemption of July 2025 and is senior to the common equity. Additional funding for the Vernon Project will come from a $225,000,000 construction loan. The total development cost is estimated to be approximately $342,000,000.

Riverfront Investment
The Riverfront Investment is in an entity formed to invest in the development of a multifamily apartment community in West Sacramento, California (the “Riverfront Project”). A global real estate investment firm ("the Riverfront Sponsor") is the manager of the entity and contributed $16,800,000 in common equity. Affiliated companies of the Riverfront Sponsor are responsible for the development of the Riverfront Project and managing it upon completion. We are committed to providing up to $15,091,649 in preferred equity, including the amounts already funded.

The Riverfront Sponsor has the option to redeem our interest and we have a put option to sell our interest after specified periods and events designation in the agreement. The Riverfront Investment is senior to the common equity. Additional funding for the Riverfront Project will come from a $55,400,000 construction loan and a $15,300,000 senior preferred equity investment. The total development cost is estimated to be approximately $102,600,000.

The preferred equity investments are accounted for under the equity method of accounting. The agreements governing these preferred equity investments have liquidation rights and priorities that are different from ownership percentages. As such, equity in earnings is determined using the hypothetical liquidation book value ("HLBV") method. Income or loss is recorded based on changes in what would be received should the entity liquidate all of its assets (as valued in accordance with GAAP) and distribute the resulting proceeds based on the terms of the respective agreements. The HLBV method is a balance sheet focused approach commonly applied to equity investments where cash distribution percentages vary at different points in time and are not directly linked to an equity holder’s ownership percentage.

For the year ended December 31, 2020, we recorded equity in earnings from the Lector85 Investment of $1,223,221, equity in earnings from the Vernon Boulevard Investment of $852,047, and equity in earnings from the Riverfront Investment of $38,118. For the year ended December 31, 2019, we had equity in earnings from the Lector85 Investment of $272,805.
Real Estate Note Investment
Dolce B Note
During the years ended December 31, 2020 and 2019, we issued $6,412,091 and $1,793,771, respectively, of our $10,000,000 B note to a developer (the "Dolce B Note"), bringing the total amount issued to $8,205,862. Our commitment could rise to $10,500,000 in certain circumstances. The developer is using the proceeds from the Dolce B Note, additional financing in the amount of up to $45,500,000 (the “Dolce A Note”) and $17,900,000 in common equity to develop Dolce Twin Creeks, Phase II, a 366-unit multifamily project in Allen Texas that includes medical office space.

The Dolce B Note bears interest at a rate of 9.5% plus 1-month LIBOR and is being drawn in stages as needed throughout the construction of the project. The Dolce B Note includes a 1-month LIBOR floor equal to 2.5%, resulting in an interest rate floor equal to 12% and matures on December 31, 2021, with two six-month extension options. Prior to maturity, the borrower is required to make monthly interest only payments with principal due at maturity. Prepayment is permitted in whole but not in part subject to certain prepayment fees, with certain exceptions.
Net interest income from the Dolce B Notes was $575,839 and $44,777 for the years ended December 31, 2020 and 2019, respectively. No allowance was recorded on the Dolce B Note during the years ended December 31, 2020 and 2019.